GRANITESHARES ETF TRUST

GRANITESHARES FUNDS	TICKER SYMBOL
GraniteShares 2x Long INTC Daily ETF	INTW

SUPPLEMENT DATED February 06, 2025

TO THE PROSPECTUS DATED OCTOBER 25, 2024

GraniteShares 2x Long INTC Daily ETF (the “Fund”), a series of GraniteShares ETF Trust, is updating its disclosure.

●	Under the section “Important Information Regarding the Fund” on page 118 of the Prospectus, the wording in the first sentence is changed from “inverse investment results of -1 time (-100%)” to “investment results of 2 times (200%)” and should read: “The GraniteShares 2x Long INTC Daily ETF (the “Fund”) seeks daily investment results of 2 times (200%) the daily percentage change of the common stock of Intel Corp. (NASDAQ: INTC) (the “Underlying Stock”).”

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Investors Should Retain This Supplement for Future Reference